UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 28, 2025

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

On March 3, 2025, SSR Mining Inc. (“SSR Mining”), a British Columbia corporation, announced the completion of the previously announced acquisition of the Cripple Creek & Victor (“CC&V”) gold mine from Newmont Corporation on February 28, 2025 (the “Transaction”).

This Amendment No. 1 on Form 8-K/A (the “Amendment”) is being filed by SSR Mining to amend Item 9.01 of its Current Report on Form 8-K filed with the SEC on March 3, 2025 (the “Original Form 8-K”) solely to provide the audited financial statements of CC&V and the pro forma financial information required by Item 9.01 of Form 8-K. This Amendment should be read in conjunction with the Original Form 8-K.

The pro forma financial information included in this Amendment has been presented for information purposes only as required by Form 8-K. It does not purport to and it is not intended to represent or be indicative of SSR Mining’s actual consolidated results of operations or financial position that would have been reported had the Transaction (as defined herein) was completed as of the dates presented in the pro forma financial information. The pro forma financial information presented herein should not be taken as a representation of SSR Mining’s future consolidated results of operations or financial condition. The pro forma adjustments reflected in the pro forma financial information presented herein are based on available information and certain assumptions that management believes are reasonable under the circumstances.

Except as described above, all other information in the Original Form 8-K remains unchanged.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

The audited combined financial statements of Cripple Creek & Victor as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023, notes related thereto and the related report of Ernst & Young LLP, CC&V’s independent auditors, are filed as Exhibit 99.1 hereto, and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of SSR Mining and CC&V as of and for the year ended December 31, 2024 and the notes related thereto, giving effect to the Transaction (as defined therein), are filed as Exhibit 99.2 hereto, and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young
99.1	Cripple Creek & Victor Combined Financial Statements at and for the years ended December 31, 2024 and 2023
99.2	Unaudited pro forma condensed combined financial information of SSR Mining and CC&V as of and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President, Chief Financial Officer

Dated: May 9, 2025